Exhibit 10.3


                          CORPORATE ROAD SHOW.COM INC.
                                2003 OMNIBUS PLAN
                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 2003 Omnibus Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement.

1.   NOTICE OF STOCK OPTION GRANT


          ---------------------------
          Name of Optionee

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number:

     Date of Grant:

     Vesting Commencement Date:

     Exercise Price per Share:              $

     Total Number of Shares Granted:

     Total Exercise Price:                  $

     Type of Option:

     Term/Expiration Date:

     Vesting Schedule:
     -----------------

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     Year One -


     Termination Period:
     -------------------


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     Any Options held by Optionee may be exercised, to the extent then exercisable, for a period of three month after the date of Optionee's termination of employment; provided, however, that Optionee's termination of employment is other than for deliberate, willful or gross misconduct. Upon Optionee's retirement or disability, any Options held by the Optionee at the time of retirement or disability will be exercisable for a period of 12 months after the date of such termination of employment. Upon Optionee's death after termination of employment, other than termination of employment for deliberate, willful or gross misconduct, the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of three years from the date of termination of the Optionee's employment to exercise any Options which the Optionee could have exercised during such period. Furthermore, in the event of the death of an Optionee while employed, any Options then held by the Optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution for a period of three years after the Optionee's death. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.


II.  AGREEMENT

     1. Grant of Option. Option committee of the Company (the "Committee") hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 12 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option ("NQSO").


     2.   Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be


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accompanied by payment of the aggregate Exercise Price as to all Exercised
Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.


     3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1993, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Lock-Up Period.

          (a) Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period;

          (b) Optionee hereby agrees that Optionee will not exercise this Option and sell, assign, or transfer an amount of shares of Common Stock equal to or greater than 10% of the total shares of Common Stock represented by the Option, without obtaining the written consent of the Company.

     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or combination thereof, at the election of the Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or


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          (c) surrender of other shares which, (i) in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Terms of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of NQSO. There may be a regular federal income tax liability upon the exercise of an NQSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the shares on the date of exercise over the Exercise Price. If Optionee is an employee or a former employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares if such withholding amounts are not delivered at the time of exercise.

          (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value


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               of the shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax in the year of exercise.

          (c) Disposition of Shares. In the case of an NQSO, if Shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the shares will also be treated as long-term capital gain for federal income tax purposes. If shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.


     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of New York.

     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH


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HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT
AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                   CORPORATE ROAD SHOW.COM INC.


-----------------------------------        -------------------------------------
Signature                                  Frank Ferraro, President


-----------------------------------
Print Name

-----------------------------------
-----------------------------------
-----------------------------------
Residence Address



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                                                                       EXHIBIT A

                                 EXERCISE NOTICE


CORPORATE ROAD SHOW.COM INC.
80 Orville Drive, Suite 100
Bohemia, New York  11716
Attn:  Omnibus Committee

     Re: ___________ Option Grant dated ______________

Attention Omnibus Chairman:

     Pursuant to CORPORATE ROAD SHOW.COM INC.'s ("Company") Stock Option Agreement dated ______, whereby the Omnibus Committee granted me an option to purchase _____________ shares of common stock of the Company, I hereby notify you that I am exercising my right to purchase ______________ shares of common stock at $_____ per share. I have enclosed a check in the amount of $__________ to cover the exercise price for the entire amount of shares that I am purchasing.

     Please have the Company's transfer agent issue the shares to ___________________, and send them to the following address:


                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

     IN WITNESS WHEREOF, I hereto have caused this Exercise Notice to be executed as of _______, 2003.



                                        -----------------------------------
                                        Name:



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                                                                       EXHIBIT B


                                                        ___________, ________

CORPORATE ROAD SHOW.COM INC.
80 Orville Drive, Suite 100
Bohemia, New York  11716
Attention: Frank Ferraro, President


     Re: Investment Letter Dated ____________________

Dear Omnibus Committee:

In accordance with CORPORATE ROAD SHOW.COM INC.'s ("Company") Stock Option Agreement dated _________, whereby the Company's Omnibus Committee granted me an option to purchase _______ shares of common stock at an exercise price of $________, pursuant to which I exercised to purchase _____ shares
("Securities"), I hereby represent to the Company that:

     1. The Securities which were acquired by me were acquired for my own account and for investment and not with a view for the resale or distribution to the public thereof.

     2. The Undersigned acknowledges and understands that the Securities have not been registered pursuant to any federal or state securities laws and therefore may not be resold unless the Securities are subsequently registered under the Securities Act of 1933, as amended ("Act"), or an exemption from such registration is available. The Securities are thus "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Act, which Rule addresses the resale of unregistered securities.

     3. The Undersigned agrees not to sell, transfer or otherwise dispose of the Securities unless, in the opinion of Company's counsel, such disposition conforms with applicable securities laws requirements.

     4. The Undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in the Rule. If and when the Rule is available to the Undersigned, it may only make sales of the Securities in accordance with the terms and conditions of the Rule.


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     5.   Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     6. The Undersigned further agrees that Company shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under the Act and acknowledge that Company hereby informs the Undersigned of its intention to issue such instructions.

                                            Very truly yours,



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________
                                            Date:_____________________



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